
                                                                      EXECUTION COPY


CITIGROUP GLOBAL MARKETS INC.          BANC OF AMERICA                DEUTSCHE BANK
        CITIBANK, N.A.                 SECURITIES LLC                SECURITIES INC.
     390 Greenwich Street           BANK OF AMERICA, N.A.         DEUTSCHE BANK AG NEW
   New York, New York 10013        214 North Tryon Street              YORK BRANCH
                               Charlotte, North Carolina 28255       60 Wall Street
                                                               New York, New York 10005-2858



                                November 17, 2004


MARSH & MCLENNAN COMPANIES, INC.
1166 Avenue of the Americas
New York, NY 10036
Attention:  Sandra S. Wijnberg
             Senior Vice President and
             Chief Financial Officer

                       $1.0 Billion Term Loan Facility and
                        $1.7 Billion Revolving Facilities

                                COMMITMENT LETTER

Ladies and Gentlemen:

     Each of Citibank, N.A. ("Citibank"), Bank of America, N.A. ("BofA") and Deutsche Bank AG New York Branch ("Deutsche Bank" and, together with Citibank and BofA, the "Initial Lenders") is pleased to inform Marsh & McLennan Companies, Inc. (the "Company") of its several commitment to:

          (i) provide the Company with a portion of the term loan facility described in Annex I hereto (the "Term Facility"), in each case in the amount set forth on Schedule 1 hereto and subject to the terms and conditions set forth herein and in Annex I hereto;

          (ii) consent to an amendment of the Credit Agreement [5 Year] dated as of June 13, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing 2007 Revolving Facility") among the Company, the banks and other financial institutions party thereto, and JPMorgan Chase Bank, as administrative agent (as so amended, the "Amended 2007 Revolving Facility"), in each case subject to the terms and conditions set forth herein and in Annex II hereto; and

          (iii) consent to an amendment of the Credit Agreement [5 Year] dated as of June 9, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing 2009 Revolving Facility" and, together with the Existing 2007 Revolving Facility, the "Existing Revolving Facilities") among the Company, the banks and other financial institutions party thereto, and JPMorgan Chase Bank, as administrative agent (as so amended, the "Amended 2009 Revolving Facility" and, together with the Amended 2007 Revolving Facility, the "Revolving Facilities"; the Revolving Facilities and the Term Facility being collectively referred to herein as the "Facilities"), in each case subject to the terms and conditions set forth herein and in Annex III hereto (this letter, together with Annexes I, II and III, being referred to collectively as this "Commitment Letter").

     Further, subject to the terms and conditions set forth in this Commitment Letter, (a) Citigroup Global Markets Inc. ("CGMI" and, together with Citibank, "Citigroup") is pleased to inform the Company of its commitment to act as (i) Global Coordinator for the Facilities, (ii) Joint Lead Arranger for each of the Facilities, and (iii) Joint Bookrunner for each of the Facilities, (b) Banc of America Securities LLC ("BAS") is pleased to inform the Company of its commitment to act as (i) Joint Lead Arranger for each of the Facilities and (ii) Joint Bookrunner for the Term Facility and the Existing 2009 Revolving Facility,
(c) Deutsche Bank Securities Inc. ("DBSI" and, together with CGMI and BAS, the "Arrangers"; the Arrangers and the Initial Lenders being collectively referred to as the "Lender Parties") is pleased to inform the Company of its commitment to act as (i) Joint Lead Arranger for each of the Facilities and (ii) Joint Bookrunner for the Existing 2007 Revolving Facility, and (d) CGMI is pleased to inform the Company of its commitment to use its best efforts to arrange a syndicate of lenders (collectively, the "Term Lenders") for the balance of the Term Facility and to solicit the consents required for the Revolving Facilities (such syndication and solicitation being collectively referred to herein as the "Syndication," and the Term Lenders and the lenders under Revolving Facilities (the "Revolving Lenders") being collectively referred to herein as the "Lenders") (it being understood and agreed that neither CGMI nor the Initial Lenders, nor any affiliate of CGMI or the Initial Lenders, are agreeing to underwrite such syndication or consents).


     Section 1. Conditions Precedent. The commitments of each of the Initial Lenders and the agreements of each of the Arrangers to provide services hereunder are subject to: (a) the preparation, execution and delivery of mutually acceptable loan documentation (including, in the case of the Revolving Facilities, amendments to existing loan documentation) incorporating substantially the terms and conditions outlined in this Commitment Letter (the "Operative Documents"); (b) the absence of (i) any material adverse change in the business, financial position, results of operations or prospects of the Company and its consolidated subsidiaries, taken as a whole, since December 31, 2003 (other than matters described in the Company's public filings prior to the date hereof or otherwise disclosed in writing to the Lender Parties prior to the date hereof, including, without limitation, (A) the civil complaint filed on October 14, 2004 by the Attorney General of the State of New York against the Company and Marsh Inc. in the Supreme Court of the State of New York County of New York (the "Complaint"), and (B) any claim arising out of, or any action, suit or proceeding filed or threatened against the Company or any Subsidiary of the Company based on, allegations similar to those set forth in the Complaint or related thereto), and (ii) any circumstance, change or condition in the loan syndication, financial or capital markets generally that, in the judgment of the Arrangers, could reasonably be expected to materially impair Syndication; (c) the accuracy and completeness of all representations that the Company and its subsidiaries make to the Lender Parties and all material information, taken as a whole, that the Company and its subsidiaries furnish to the Lender Parties; (d) the receipt of (i) commitments from other Term Lenders for the balance of the Term Facility on the terms and conditions set forth in Annex I and (ii) all consents required in connection with the Revolving Facilities; (e) the Company's compliance with the terms of this Commitment Letter, including, without limitation, the payment in full when due of all fees, expenses and other amounts payable hereunder; and (f) its completion of and satisfaction with a due diligence investigation of the Company and its subsidiaries.

     Section 2. Commitment Termination. The commitments of the Lender Parties hereunder will terminate on the earlier of (a) the date the Operative Documents become effective, and (b) December 31, 2004. Before such date, any Lender Party may terminate its commitment hereunder if any event occurs or information becomes available that, in the judgment of such Lender Party, results or is reasonably likely to result in the failure to satisfy any condition set forth in
Section 1.

     Section 3. Syndication. CGMI will manage all aspects of the Syndication in consultation with the Company, including the timing of all offers to potential Term Lenders and Revolving Lenders, the determination of the amounts offered to potential Term Lenders and Revolving Lenders, the acceptance of commitments of the Term Lenders and the compensation to be provided to the Lenders.

     The Company shall take all action as CGMI may reasonably request to assist CGMI in forming a syndicate for the Term Facility acceptable to CGMI and in obtaining consents required in connection with the Revolving Facilities. The Company's assistance shall include, but not be limited to, (a) making senior management and representatives of the Company and its principal subsidiaries available to participate in information meetings with potential Term Lenders and Revolving Lenders at such times and places as CGMI may reasonably request; (b) using the Company's best efforts to ensure that the Syndication efforts benefit from the Company's lending relationships; and (c) providing CGMI with all information reasonably deemed necessary by it to successfully complete the Syndication.

     To ensure an effective Syndication, the Company agrees that until the completion of the Syndication (as determined by CGMI), the Company will not, and will not permit any of its subsidiaries to, syndicate or issue, attempt to syndicate or issue, announce or authorize the announcement of the syndication or issuance of, or engage in discussions concerning the syndication or issuance of, any debt facility or debt security (including any renewals thereof), without the prior written consent of each Arranger, which consent shall not be unreasonably withheld; provided, however, that the foregoing shall not limit the Company's ability to issue commercial paper, other short-term debt programs currently in place, equity or public debt securities or to refinance existing bilateral credit facilities (including the Mortgage as defined in the Existing Revolving Facilities).

     Citibank will act as the sole Administrative Agent for the Term Facility, and JPMorgan Chase Bank will act as the sole Administrative Agent for the Revolving Facilities. In addition, Citibank will act as Syndication Agent for the Revolving Facilities, BofA and DBSI will act as Documentation Agents for the Revolving Facilities, and BofA and DBSI will act as Syndication Agents for the Term Facility. Except as expressly set forth herein, no additional agents, co-agents or arrangers will be appointed, or other titles conferred, without the consent of CGMI. It is further understood and agreed that the name of Citibank and CGMI (as applicable) shall appear to the left of (and in no event below) the names of BofA, BAS, Deutsche Bank and DBSI, and above and to the left of the name of any other Lender, co-lead arranger, joint manager or agent, on the cover of the Information Memorandum or other syndication materials that describe the Facilities.

     Section 4. Fees. In addition to the fees described in Annexes I, II and III, the Company shall pay the non-refundable fees set forth in the letter agreements dated the date hereof (collectively, the "Fee Letters") between (a) the Company and the Initial Lenders and (b) the Company and Citigroup. The terms of the Fee Letters are an integral part of the commitments hereunder and constitute part of this Commitment Letter for all purposes hereof.

     Section 5. Indemnification. The Company shall indemnify and hold harmless the Lender Parties, each Lender and each of their respective affiliates and each of their respective officers, directors, employees, agents, advisors and representatives (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with any investigation, litigation or proceeding or the preparation of a defense in connection therewith), in each case arising out of or in connection with or by reason of this Commitment Letter or the Operative Documents or the transactions contemplated hereby or thereby or any actual or proposed use of the proceeds of the Facilities, except to the extent such claim, damage, loss, liability or expense is incurred by reason of the gross negligence or willful misconduct of such Indemnified Party. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, any of its directors, security holders or creditors, an Indemnified Party or any other person or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.

     No Indemnified Party shall have any liability (whether in contract, tort or otherwise) to the Company or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party's gross negligence or willful misconduct. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings).

     Section 6. Costs and Expenses. The Company shall pay, or reimburse the Lender Parties on demand for, all out-of-pocket costs and expenses incurred by the Lender Parties (whether incurred before or after the date hereof) in connection with the Facilities and the preparation, negotiation, execution and delivery of this Commitment Letter, including, without limitation, the reasonable fees and expenses of outside counsel, regardless of whether any of the transactions contemplated hereby are consummated. The Company shall also pay all costs and expenses of the Lender Parties (including, without limitation, the reasonable fees and disbursements of counsel) incurred in connection with the enforcement of any of their respective rights and remedies hereunder.

     Section 7. Confidentiality. By accepting delivery of this Commitment Letter, the Company agrees that this Commitment Letter is for the Company's confidential use only and that neither its existence nor the terms hereof will be disclosed by the Company to any person other than the Company's officers, directors, employees, accountants, attorneys and other advisors, agents and representatives (the "Company Representatives") and then only on a confidential and "need to know" basis in connection with the transactions contemplated hereby; provided, however, that the Company may make such other public disclosures of the terms and conditions hereof as the Company is required by law, in the opinion of the Company's counsel, to make. The Lender Parties agree that the provisions of Section 9.11 of the Existing Revolving Facilities apply to any information made available to them in connection with this Commitment Letter or any of the transactions contemplated hereby.

     Section 8. Representations and Warranties of the Company. The Company represents and warrants that (a) all information (other than projections) that has been or will hereafter be made available to the Lender Parties, any Lender or any potential Lender by the Company or any of its representatives in connection with the transactions contemplated hereby is or will, when furnished, be complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made and (b) all projections, if any, that have been or will be prepared by the Company and made available to the Lender Parties, any Lender or any potential Lender have been or will be prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and that no assurance can be given that the projections will be realized). The Company agrees to supplement the information and projections from time to time until the Operative Documents become effective so that the representations and warranties contained in this paragraph remain correct.

     In providing this Commitment Letter, the Lender Parties are relying on the accuracy of the information furnished to it by or on behalf of the Company and its affiliates without independent verification thereof.

     Section 9. No Third Party Reliance, Etc. The agreements of the Lender Parties hereunder and of any Lender that issues a commitment to provide financing under the Term Facility or that consents to the Revolving Facilities are made solely for the benefit of the Company and may not be relied upon or enforced by any other person. Please note that this Commitment Letter does not include all of the terms and conditions of the Facilities, and that those matters that are not covered or made clear herein are subject to mutual agreement of the parties. The Company may not assign or delegate any of its rights or obligations hereunder without the prior written consent of the Lender Parties. This Commitment Letter may not be amended or modified, or any provision hereof waived, except by a written agreement signed by all parties hereto. This Commitment Letter is not intended to create a fiduciary relationship among the parties hereto.

     The Company acknowledges that the Lender Parties and/or one or more affiliates of each of the Lender Parties may provide financing, equity capital, financial advisory and/or other services to parties whose interests may conflict with the Company's interests. Consistent with each Lender Party's policy to hold in confidence the affairs of its customers, each Lender Party agrees that neither it nor any of its affiliates will furnish confidential information obtained from the Company to any of such Lender Party's other customers. Furthermore, neither any Lender Party nor any of its respective affiliates will make available to the Company confidential information that such Lender Party obtained or may obtain from any other person.

     Each Lender Party reserves the right to employ the services of its affiliates in providing the services contemplated by this Commitment Letter and to allocate, in whole or in part, to such affiliates any fees payable to it in such manner as it and its affiliates may agree in their sole discretion; provided that the Company shall incur no additional obligations as a result of any such allocation.

     Section 10. Governing Law, Etc. This Commitment Letter shall be governed by, and construed in accordance with, the law of the State of New York. This Commitment Letter sets forth the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto. This Commitment Letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Commitment Letter. Delivery of an executed counterpart of a signature page to this Commitment Letter by telecopier shall be as effective as delivery of an original executed counterpart of this Commitment Letter. Sections 4 through 8, 10 and 11 hereof shall survive the termination of the commitments of the Lender Parties hereunder. The Company acknowledges that information and documents relating to the Facilities may be transmitted through Intralinks, the internet or similar electronic transmission systems.

     Section 11. Waiver of Jury Trial. Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter or the transactions contemplated hereby or the actions of the parties hereto in the negotiation, performance or enforcement hereof.

     Please indicate the Company's acceptance of the provisions hereof by (a) signing the enclosed copy of this Commitment Letter and returning it to Richard Banziger, Managing Director, Citigroup Global Markets Inc., 390 Greenwich Street, New York, New York 10013 (fax: (212) 723-8590), and (b) signing the Fee Letters and returning the same as instructed therein, in each case at or before 5:00 p.m. (New York City time) on November 17, 2004, the time at which the commitments of the Lender Parties hereunder (if not so accepted prior thereto) will terminate. If the Company elects to deliver this Commitment Letter by telecopier, please arrange for the executed original to follow by next-day courier.


                                            Very truly yours,

                                            CITIGROUP GLOBAL MARKETS INC.


                                            By  /s/ Richard Banziger
                                                --------------------
                                            Name:  Richard Banziger
                                            Title:  Managing Director

                                            CITIBANK, N.A.


                                            By  /s/ Matthew Nicholls
                                                --------------------
                                            Name:  Matthew Nicholls
                                            Title:  Director

                                            BANK OF AMERICA, N.A.

                                            By  /s/ Shelly K. Harper
                                                --------------------
                                            Name:  Shelly K. Harper
                                            Title:  Senior Vice President

                                            BANC OF AMERICA SECURITIES LLC

                                            By  /s/ Peter C. Hall
                                                -----------------
                                            Name:  Peter C. Hall
                                            Title:  Managing Director


                                            DEUTSCHE BANK AG NEW YORK BRANCH


                                            By  /s/ Richard Herder
                                                ------------------
                                            Name:  Richard Herder
                                            Title:  Managing Director

                                            By  /s/ John S. McGill
                                                ------------------
                                            Name:  John S. McGill
                                            Title:  Director





                       [Signatures continued on next page]

                                            DEUTSCHE BANK SECURITIES INC.


                                            By  /s/ Richard Herder
                                                ------------------
                                            Name:  Richard Herder
                                            Title:  Managing Director

                                            By  /s/ John S. McGill
                                                ------------------
                                            Name:  John S. McGill
                                            Title:  Director





                       [Signatures continued on next page]

ACCEPTED AND AGREED
on November 17, 2004:

MARSH & MCLENNAN COMPANIES, INC.


By  /s/ Sandra S. Wijnberg
    ----------------------
   Name:  Sandra S. Wijnberg
   Title:  Sr. VP, Chief Financial Officer

                                   Schedule I

                           Initial Lender Commitments



       Initial Lender                                Commitment
       --------------                                ----------
       Citibank, N.A.                                $175,000,000
       Bank of America, N.A.                         $175,000,000
       Deutsche Bank AG New York Branch              $175,000,000

                                            Annex I


                                Marsh & McLennan Companies, Inc.

                             $1.0 Billion 2-Year Term Loan Facility

                                Summary of Terms and Conditions
                                -------------------------------
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
  Capitalized terms used herein and not otherwise defined are used with the meanings set forth in the Commitment Letter to which this Summary of Terms and Conditions is attached.


    Borrower:                  Marsh & McLennan Companies,  Inc., a Delaware  corporation (the
                               "Borrower").

    Facility Amount:           $1.0 billion.

    Type of Facility:          Two-year unsecured term loan (the "Term Facility").

    Guarantors:                The Term Facility will be  unconditionally  guaranteed by Marsh
                               Inc., Putnam  Investments Trust and Mercer Inc.  (collectively, the  "Guarantors"  and,  together with the Borrower,  the "Loan
                               Parties").

    Master Agreement:          The Term  Facility will be entered into at the same time as the amendment of the Revolving  Facilities.  The  documentation for the  Facilities  may  include  a  Master  Agreement  that  will contain mutually  acceptable  provisions for collective  voting and pro rata  payments in specified  circumstances  and certain other matters as agreed by the parties.
    Purpose:                   General corporate purposes.

    Global Coordinator:        Citigroup Global Markets Inc.

    Administrative Agent:      Citibank, N.A. (the "Agent").

    Syndication Agents:        Bank of America, N.A. and Deutsche Bank AG New York Branch.

    Joint Lead Arrangers:      Citigroup  Global  Markets  Inc.,  Banc of  America  Securities
                               LLC, and Deutsche Bank Securities Inc.

    Joint Bookrunners:         Citigroup Global Markets Inc. and Banc of America Securities
                               LLC.

    Lenders:                   Citibank,  Bank of  America,  N.A.,  Deutsche  Bank AG New York
                               Branch  and  other  financial  institutions  acceptable  to the
                               Borrower, the Agent and the Global Coordinator.

    Closing Date:              On or before December 31, 2004.

    Maturity Date:             December 31, 2006.

    Interest Rates and
    Interest Periods:          At the Borrower's  option,  any Advance that is made to it will be available at the rates and for the Interest  Periods  stated
                               below:

                               1)   Base Rate: a fluctuating  rate equal to Citibank's Base Rate plus the Applicable Margin.

                               2)   Eurodollar Rate: a periodic fixed rate equal to LIBOR plus the
                                    Applicable Margin.

                              The Eurodollar Rate will be fixed for Interest Periods of 1, 2, 3 or
                              6 months.

                              Upon the occurrence and during the  continuance of any Event of Default,  each  Eurodollar Rate Advance will convert to a
                              Base Rate Advance at the end of the Interest  Period then in effect for such Eurodollar Rate Advance.


    Applicable Margin:         The Applicable Margin means:

                               1)   for Base Rate Advances, zero basis points per annum;  and

                               2)   for Eurodollar Rate Advances, a rate per annum determined
                                    from time to time in  accordance with  the  Pricing  Grid
                                    attached hereto as Exhibit A.

                               If any  principal,  interest  or other  amounts are not paid when due, the applicable interest rate on those amounts will increase by 200 basis points per annum.

    Reference  Banks:          Citibank,   Bank  of  America,  N.A.  and  Deutsche  Bank AG
                               New York Branch  and/or  other banks to be agreed.

    Interest  Payments:        At the end of each Interest  Period for  each  Advance,  but
                               no   less   frequently  than  quarterly.   Interest  will be
                               computed  on  a  365/366-day  basis for Base  Rate  Advances and a  360-day  basis  for  Eurodollar  Rate  Advances.


    Availability:              The Term Facility will be available in a single borrowing on
                               the Closing Date.   Amounts borrowed under the Term Facility
                               and  repaid  or  prepaid  may  not  be  reborrowed.

    Annual Agency Fee:         As agreed  between the Agent and the Borrower.

    Repayment:                 The Borrower will repay all outstanding loans under the Term
                               Facility no later than the Maturity Date.

    Optional Prepayment:       Advances  may be prepaid without penalty, on same day notice for Base  Rate  Advances  and 2  business  days' notice  for
                               Eurodollar  Rate

                               Advances, in minimum amounts of $5,000,000 and increments of
                               $1,000,000  in  excess  thereof.  The Borrower will bear all costs related to the prepayment of a Eurodollar Rate Advance prior  to  the  last  day of  the  Interest  Period thereof.

    Mandatory Prepayments:     The  Borrower  shall repay the Term Facility with 75% of the net  proceeds  from  certain  debt issuances and asset sales that exceed minimum  individual and aggregate  amounts to be agreed.

    Increase in Facility
    Amount:                    The  Borrower  will have the right to increase  the Facility
                               Amount,  either at the  Closing Date or thereafter until the
                               Maturity  Date, in  minimum  increments  of  $50,000,000, by up  to  $300 million,  provided that no default has occurred and  is  continuing.  The Borrower may offer the increase to
                               (i) any existing Lender,  and any such Lender  will have the right,  but no  obligation, to commit to all or a portion of
                               the  proposed   increase  or   (ii)  third  party  financial
                               institutions  acceptable to  the  Agent, provided  that  the minimum  commitment  of  each  such  institution  equals  or exceeds $10,000,000.

    Loan Documentation:        The  Term  Facility  will  be  subject  to the  preparation,
                               execution   and   delivery  of  mutually   acceptable   loan
                               documentation   that   will  contain  conditions  precedent,
                               representations and warranties, covenants, events of default and  other  provisions  based on the  documentation  for the
                               Existing  Revolving  Facilities with  additional  provisions as reflected below.

    Conditions Precedent to
    Closing:                   Consistent with Existing Revolving Facilities, including, but not limited to:

                               1)   Certified copies of corporate documents for the Borrower
                                    and the Guarantors (collectively, the "Loan Parties")

                               2)   Board  resolutions for the Loan Parties.

                               3)   Incumbency/specimen  signature  certificate  for each of
                                    the Loan Parties.

                               4)   Accuracy  of representations  and warranties made by the
                                    Loan Parties and absence of default.

                               5)   Favorable  legal  opinion  from  counsel  for  the  Loan
                                    Parties.

                               6)   Favorable  legal  opinion  from  counsel  for the Agent.

                               7)   The termination of the  commitments  of the Lenders  and
                                    payment in full of all obligations  under (i) the Credit
                                    Agreement  [364 Day]  dated  as  of  July  7,  2004  (as
                                    amended, supplemented or otherwise  modified)  among the
                                    Borrower,  the  banks and other  financial  institutions
                                    party   thereto,   and   Bank   of   America,   N.A.  as
                                    administrative  agent,  and  (ii)  the Credit  Agreement
                                    [364  Day]  dated  as  of  June  9,  2004  (as  amended,
                                    supplemented  or otherwise modified) among the Borrower,
                                    the   banks   and  other  financial  institutions  party
                                    thereto,  and  JPMorgan  Chase  Bank,  as administrative
                                    agent.

                               8)   Effectiveness   of   the  amendments  of  the  Revolving
                                    Facilities.

    Conditions Precedent to
    all Advances:              As set forth in the Existing Revolving Facilities, including, but not limited to:

                               1)   All  representations and warranties are true and correct
                                    on  and  as of the date of the Advance, before and after
                                    giving  effect to such Advance and to the application of
                                    the  proceeds  therefrom,  as  though  made  on  and  as
                                    of  such date, provided that the representation as to no
                                    material adverse change shall be made only at Closing.

                               2)   No  default  has  occurred  and  is continuing, or would
                                    result from such Advance.

    Representations and
    Warranties:                Generally as set forth in the Existing  Revolving  Facilities and others to be agreed, including, but not limited to:

                               1)   Corporate existence and power.

                               2)   Corporate  and  governmental  authorization;  no
                                    contravention.

                               3)   Binding effect of loan documents.

                               4)   Accuracy   of  financial  information  and  no  material
                                    adverse  change  in  the  business, financial  position,
                                    results  of  operations or prospects of the Borrower and
                                    its  consolidated  subsidiaries,  taken as whole,  since
                                    December 31, 2003,  except  as to matters that have been
                                    disclosed  in the  Borrower's  public filings before the
                                    Closing  Date and other matters  disclosed in writing to
                                    and   approved  by  the  Lenders,   including,   without
                                    limitation,  (a) the  civil  complaint  filed on October
                                    14, 2004  by  the  Attorney  General of the State of New
                                    York  against the Borrower and Marsh Inc. in the Supreme
                                    Court  of  the State of New York County of New York (the
                                    "Complaint"),  and  (b) any claim arising out of, or any
                                    action,  suit  or proceeding filed or threatened against
                                    the  Borrower or any  Subsidiary  of the Borrower  based
                                    on,  allegations  similar  to  those  set  forth in  the
                                    Complaint or related thereto.


                               5)   No  litigation  (other than litigation  disclosed in the
                                    Borrower's  public  filings  before the Closing Date and
                                    other  litigation  disclosed  in writing to and approved
                                    by  the  Lenders)  pending or, to the  knowledge  of the
                                    Borrower,  threatened,  in  which there is a
                                    reasonable  probability  of  an  adverse  decision which
                                    would  have  a  material adverse effect on the business,
                                    consolidated financial condition or consolidated results
                                    of  operations  of  the  Borrower  and its subsidiaries,
                                    considered  as  a whole, or in  any  manner  draws  into
                                    question   the  validity  or  enforceability of the loan
                                    documents.

                               6)   ERISA.

                               7)   Taxes.

                               8)   Status of material subsidiaries.

                               9)   No regulatory restrictions.

                               10)  Full disclosure.

                               11)  Margin regulations.

    Financial Covenants:       1)   Maximum  Total  Consolidated  Debt  to EBITDA ("Leverage
                                    Ratio") at levels to be mutually agreed.

                               2)   Minimum  Fixed  Charge  Coverage  Ratio  at levels to be
                                    mutually agreed.

    Covenants:                 Generally  as  set forth in the Existing Revolving Facilities and  others  to  be  agreed  (in  each case applicable to the
                               Borrower   and   its   subsidiaries   and   with  appropriate
                               qualifications  and  exceptions  to  be  agreed),  including, but not limited to:

                               1)   Financial  reporting  and  other  information  covenants
                                    (including  separate  financial information to be agreed
                                    with respect to each of the Guarantors).

                               2)   Conduct  of  business  and  maintenance  of  existence.

                               3)   Compliance  with  laws;  borrowing  authorizations.

                               4)   Payment  of  taxes; maintenance  of  books and records;
                                    inspection rights.

                               5)   Maintenance  of  insurance.

                               6)   Use  of  proceeds.

                               7)   Separate  existence  of  each  of  the Loan Parties and
                                    compliance with corporate formalities.

                               8)   No change in the nature of the business of the Borrower
                                    and its subsidiaries.

                               9)   Restrictions on liens.

                               10)  Limitations on incurrence of debt (including issuance of guarantees) by subsidiaries (including the Guarantors).

                               11)  Restrictions  on  mergers,  consolidations  and  sale of significant assets.

                               12)  Restrictions on significant acquisitions and investments.

    Events of Default:         Generally as set forth in the Existing  Revolving  Facilities and  others  to be agreed (applicable to the Borrower and its subsidiaries), including, but not limited to:

                               1)   Failure  to  pay  principal  when due, or failure to pay
                                    interest,  fees  or  other amounts within 5 days of when
                                    due.

                               2)   Failure  to  comply  with covenants with notice and cure
                                    periods to be agreed for certain covenants.

                               3)   Representations  or warranties incorrect in any material
                                    respect.

                               4)   Cross-default   to   payment   defaults   on   principal
                                    aggregating  $100,000,000,  or  to  other  events if the
                                    effect  is  to accelerate or permit acceleration of such
                                    debt.

                               5)   Failure  to  pay  a final judgment or court order if not
                                    stayed   within  an  appropriate  period  in  excess  of
                                    $100,000,000 (individually or in the aggregate).

                               6)   Bankruptcy  defaults.

                               7)   ERISA  defaults.

                               8)   Change  of  control.

                               9)   Repudiation  or  unenforceability  of  guarantees.

    Other:                     Loan  documentation  will  include:

                               1)   Indemnification  of  the  Agent  and  Lenders  and their
                                    respective  affiliates,  officers, directors, employees,
                                    agents  and  advisors  for  any liabilities and expenses
                                    arising  out of the Term Facility or the use or proposed
                                    use of proceeds.

                               2)   Waiver  of  consequential  damages.

                               3)   Agency,  set-off  and  sharing  language.

                               4)   Required  Lenders  defined as those holding greater than
                                    50%  of  outstanding  Advances or, if none, commitments.
                                    The  consent of all or affected Lenders will be required
                                    to  extend  the  Maturity

                                    Date,   decrease  interest  rates,  principal  or  fees,
                                    postpone scheduled payment dates, or for those provisions
                                    requiring 100% Lender approval, reduce the percentage of
                                    Lenders  required  to take action, or release guarantors
                                    prior to the later of repayment of the Term Facility and
                                    December 31, 2006.

    Assignments and
    Participations:            Each  Lender  will  have  the  right  to assign to one or more
                               eligible   assignees  all  or  a  portion  of  its  rights and
                               obligations under the loan documents, with the consent, not to be  unreasonably  withheld,  of the  Agent  and, so long as no
                               Event  of  Default  has   occurred  and  is   continuing,  the
                               Borrower.   Minimum   aggregate   assignment   levels  will be
                               $10,000,000  and  increments of  $1,000,000 in excess thereof.
                               The parties to the  assignment  (other than the Borrower) will pay to the Agent an administrative fee of $3,500.

                               Each  Lender  will also have the right, without the consent of the Borrower or the Agent,  to assign (i) as  security, all or part of its  rights  under the loan  documents  to any Federal
                               Reserve  Bank and (ii)  with  notice  to the  Borrower and the
                               Agent,  all or part of its  rights  and  obligations under the loan documents to any of its affiliates.

                               Each Lender will have the right to sell  participations in its rights and  obligations  under the loan  documents, subject to customary restrictions on the participants' voting rights.

    Yield Protection, Taxes,
    and Other Deductions:      1)   The  loan   documents   will  contain  yield   protection
                                    provisions,  customary  for  facilities  of  this nature,
                                    protecting  the Lenders in the event of unavailability of
                                    funding, funding losses, and reserve and capital adequacy
                                    requirements.

                               2)   All  payments  to  be  free and clear of any  present  or
                                    future   taxes,   withholdings   or   other    deductions
                                    whatsoever  (other  than income taxes in the jurisdiction
                                    of  the Lender's applicable lending office).  The Lenders
                                    will use  reasonable  efforts  to  minimize to the extent
                                    possible  any  applicable  taxes  and the  Borrower  will
                                    indemnify  the  Lenders and the Agent for such taxes paid
                                    by the Lenders or the Agent.

                               The  Borrower  will have the right to replace any Lender which requests  reimbursements  for  amounts owing under (1) and (2)
                               above,  provided  that  (i) no Default or Event of Default has occurred  and  is  continuing, (ii) the Borrower has satisfied all  of  its obligations  under the Term Facility  relating to such  Lender,  and (iii) any  replacement is acceptable to the
                               Agent   (such  consent  not  to  be  unreasonably   withheld).

    Governing  Law:            State of New York.

    Counsel to the
    Arrangers:                 Shearman & Sterling LLP.

    Submission to
    Jurisdiction:              The Borrower  will  agree  to  submit  to  the   non-exclusive
                               jurisdiction  of  the  courts  of  the  State  of New  York in connection  with  disputes that may  arise in connection  with the Term Facility.

                                   Exhibit A to Annex I


                                       Pricing Grid


                                      Term Facility


========================================================================================
                        LEVEL I                LEVEL II                LEVEL III
========================================================================================
 BASIS FOR       Either (a) Long-Term       Level I is not        Neither Level I nor
 PRICING        Senior Unsecured Debt   applicable, but either   Level II is applicable
                rated at least BBB by    (a) Long-Term Senior
                    S&P or Baa2 by       Unsecured Debt rated
                 Moody's,* or (b) most   at least BBB- by S&P
                 recently calculated     and Baa3 by Moody's,
                  Leverage Ratio is      or (b) most recently
                    less than 2.25        calculated Leverage
                                          Ratio is less than
                                                 2.50
----------------------------------------------------------------------------------------
 Applicable
 Margin for
 Eurodollar              100.0                   125.0                    150.0
 Rate Advances
 (bps)
----------------------------------------------------------------------------------------







______________________
* In the event of a split rating of greater than one sub-grade, the rating shall be deemed to be one level higher than the lower of the two ratings.

                                            Annex II


                                Marsh & McLennan Companies, Inc.

                         Amended $1.0 Billion Revolving Facility (2007)

                                Summary of Terms and Conditions
                                -------------------------------

 Capitalized terms used herein and not otherwise defined are used with the meanings set forth in the Commitment Letter to which this Summary of Terms and Conditions is attached.


    Borrower:                  Marsh & McLennan Companies,  Inc., a Delaware  corporation (the
                               "Borrower").

    Facility Amount:           $1.0 billion.

    Type of Facility:          Five-year  unsecured revolving loan maturing June 13, 2007 (the
                               "2007 Revolving Facility").

    Global Coordinator:        Citigroup Global Markets Inc.

    Administrative Agent:      JPMorgan Chase Bank (the "Agent").

    Syndication Agent:         Citibank, N.A.

    Documentation Agents:      Bank of America, N.A. and Deutsche Bank AG New York Branch.

    Joint Lead Arrangers:      Citigroup Global Markets Inc., Banc of America  Securities LLC,
                               and Deutsche Bank Securities Inc.

    Joint Bookrunners:         Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.

    Lenders:                   Same Lenders as the Existing 2007 Revolving Facility.

    Closing Date of
    Amendments:                On or before December 31, 2004.

    Scope of Amendments:       The  amendments  will  implement  changes  consistent  with the terms and provisions of the Term Facility,  including,  without limitation, the following:

                               (a)  Guarantees:  Guarantees  will  be  provided by Marsh Inc.,
                                    Putnam  Investments  Trust  and  Mercer Inc. So long as no
                                    Default  or  Event of   Default  (as  defined  below)  has
                                    occurred  and  is  continuing,   the  guarantees  will  be
                                    released  when  (i)  the  Term  Facility  has been paid in full  and  discharged,  and  (ii) the credit rating of the
                                    Borrower  is  at  least  A- from  S&P and A3 from  Moody's
                                    (in case with stable outlook).

                               (b)  Pricing:  Margins  and  fees  will be revised as set forth in  Exhibit A  hereto,  and  auction rate advances will no longer be available.

                               (c)  Financial   Covenants:   (i)  Maximum  Total  Consolidated
                                    Debt  to  EBITDA  at levels  to be  mutually  agreed,  and
                                    (ii)  Minimum  Fixed  Charge  Coverage  Ratio at levels to be mutually agreed.

                               (d)  Negative  Covenants:  Same  as  Term  Facility,  including
                                    limitations   on   liens,   additional   subsidiary  debt,
                                    mergers, significant acquisitions, etc.

                               (e)  Master   Agreement:   Same   as  Term   Facility  -  e.g.,
                                    regarding  collective  voting  and pro rata payments under the Facilities in certain circumstances.

    Annual Agency Fee:         As  agreed  between  the  Agent  and  the  Borrower.

    Conditions Precedent to
    Closing of the
    Amendment:                 Same  as  conditions  precedent  to  closing  of Term Facility, including,  without limitation, consent of the Required Lenders under the Existing 2007 Revolving Facility.

    Required Lenders:          Required  Lenders  defined as those holding greater than 50% of outstanding Advances or, if none,  commitments.  The consent of all  or  affected  Lenders  will  be  required  to  extend  the
                               Maturity  Date,  decrease  interest  rates,  principal or fees, postpone  scheduled  payment  dates,  or for  those  provisions requiring  100%  Lender  approval,  reduce  the  percentage  of
                               Lenders  required to take action,  or release  guarantors prior to the later of  repayment  of the Term  Facility  and December
                               31, 2006.  After such date,  guarantors may be released with 66
                               2/3% Lender approval.

    Governing Law:             State of New York.

    Counsel to the
    Arrangers:                 Shearman & Sterling LLP.

                                  Exhibit A to Annex II


                                       Pricing Grid


                                 2007 Revolving Facility


====================================================================================
                        LEVEL I                LEVEL II              LEVEL III
====================================================================================
 BASIS FOR       Either (a) Long-Term       Level I is not        Neither Level I
 PRICING        Senior Unsecured Debt       applicable, but       nor Level II is
                rated at least BBB by    either (a) Long-Term        applicable
                    S&P or Baa2 by         Senior Unsecured
                Moody's,* or (b) most     Debt rated at least
                 recently calculated     BBB- by S&P and Baa3
                  Leverage Ratio is       by Moody's, or (b)
                    less than 2.25           most recently
                                          calculated Leverage
                                           Ratio is less than
                                                  2.50
------------------------------------------------------------------------------------
 Applicable              82.5                     107.5                 125.0
 Margin for
 Eurodollar
 Rate Advances
 (bps)
------------------------------------------------------------------------------------
 Facility Fee            17.5                      17.5                  25.0
 (bps)
------------------------------------------------------------------------------------







______________________
* In the event of a split rating of greater than one sub-grade, the rating shall be deemed to be one level higher than the lower of the two ratings.

                                           Annex III


                                Marsh & McLennan Companies, Inc.

                         Amended $700 million Revolving Facility (2009)

                                Summary of Terms and Conditions
                                -------------------------------

  Capitalized terms used herein and not otherwise defined are used with the meanings set forth in the Commitment Letter to which this Summary of Terms and Conditions is attached.


    Borrower:                  Marsh & McLennan Companies,  Inc., a Delaware  corporation (the
                               "Borrower").

    Facility Amount:           $700.0 million.

    Type of Facility:          Five-year  unsecured  revolving loan maturing June 9, 2009 (the
                               "2009 Revolving Facility").

    Global Coordinator:        Citigroup Global Markets Inc.

    Administrative Agent:      JPMorgan Chase Bank (the "Agent").

    Syndication Agent:         Citibank, N.A.

    Documentation Agents:      Bank of America, N.A. and Deutsche Bank AG New York Branch.

    Joint Lead Arrangers:      Citigroup Global Markets Inc., Banc of America  Securities LLC,
                               and Deutsche Bank Securities Inc.

    Joint Bookrunners:         Citigroup  Global  Markets Inc. and Banc of America  Securities
                               LLC.

    Lenders:                   Same Lenders as the Existing 2009 Revolving Facility.

    Closing Date of
    Amendments:                On or before December 31, 2004.

    Scope of Amendments:       The  amendments  will  implement  changes  consistent  with the terms and provisions of the Term Facility,  including,  without limitation, the following:

                               (a)  Guarantees:  Guarantees  will  be  provided by Marsh Inc.,
                                    Putnam  Investments  Trust  and  Mercer Inc. So long as no
                                    Default  or  Event  of  Default  (as  defined  below)  has
                                    occurred  and  is   continuing,  the  guarantees  will  be
                                    released  when  (i)  the  Term  Facility  has been paid in full  and  discharged,  and (ii) the  credit rating of the
                                    Borrower  is  at  least  A- from  S&P and A3 from  Moody's
                                    (in case with stable outlook).

                               (b)  Pricing:  Margins and fees will be revised as set forth in
                                    Exhibit A
                                    hereto,  and  auction  rate  advances  will  no  longer be available.

                               (c)  Financial   Covenants:  (i)  Maximum   Total  Consolidated
                                    Debt  to  EBITDA  at levels  to be  mutually  agreed,  and
                                    (ii)  Minimum  Fixed  Charge  Coverage  Ratio at levels to be mutually agreed.

                               (d)  Negative   Covenants:  Same  as  Term Facility,  including
                                    limitations   on   liens,   additional   subsidiary  debt,
                                    mergers, significant acquisitions, etc.

                               (e)  Master  Agreement:   Same   as   Term   Facility  -  e.g.,
                                    regarding  collective  voting  and pro rata payments under the Facilities in certain circumstances.

    Annual Agency Fee:         As agreed between the Agent and the Borrower.

    Conditions Precedent to
    Closing of the
    Amendment:                 Same  as  conditions  precedent  to  closing  of Term Facility, including,  without  limitation,  consent  of  Required Lenders under the Existing 2009 Revolving Credit Facility.

    Required Lenders:          Required  Lenders  defined as those holding greater than 50% of outstanding Advances or, if none,  commitments.  The consent of all  or  affected  Lenders  will  be  required  to  extend  the
                               Maturity  Date,  decrease  interest  rates,  principal or fees, postpone  scheduled  payment  dates,  or for  those  provisions requiring  100%  Lender  approval,  reduce  the  percentage  of
                               Lenders  required to take action,  or release  guarantors prior to the later of  repayment  of the Term  Facility  and December
                               31, 2006.  After such date,  guarantors may be released with 66
                               2/3% Lender approval.

    Governing Law:             State of New York.

    Counsel to the
    Arrangers:                 Shearman & Sterling LLP.




                                  Exhibit A to Annex III


                                       Pricing Grid


                                 2009 Revolving Facility


====================================================================================
                        LEVEL I               LEVEL II               LEVEL III
====================================================================================
 BASIS FOR       Either (a) Long-Term       Level I is not        Neither Level I
 PRICING        Senior Unsecured Debt       applicable, but       nor Level II is
                rated at least BBB by    either (a) Long-Term       applicable
                    S&P or Baa2 by         Senior Unsecured
                Moody's,* or (b) most     Debt rated at least
                 recently calculated     BBB- by S&P and Baa3
                  Leverage Ratio is       by Moody's, or (b)
                    less than 2.25           most recently
                                          calculated Leverage
                                           Ratio is less than
                                                 2.50
------------------------------------------------------------------------------------
 Applicable              82.5                    107.5                125.0
 Margin for
 Eurodollar
 Rate Advances
 (bps)
------------------------------------------------------------------------------------
 Facility Fee            17.5                     17.5                 25.0
 (bps)
------------------------------------------------------------------------------------







______________________
* In the event of a split rating of greater than one sub-grade, the rating shall be deemed to be one level higher than the lower of the two ratings.



                                               3